UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 22, 2004

                               Denny's Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-18051                   13-3487402
    --------------                   -------                   ----------
    (State or other             (Commission File             (IRS Employer
    jurisdiction of                  Number)               Identification No.)
    incorporation)


   203 East Main Street, Spartanburg, SC                      29319-0001
   -----------------------------------------                  ----------
   (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (864) 597-8000


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit 99.1 -- Press release issued by Denny's Corporation on April 22, 2004

Item 9. Regulation FD Disclosure

         On April 22, 2004, Denny's Corporation issued a press release regarding its Current Report on Form 8-K dated April 21, 2004, which furnished certain projected financial information under Regulation FD. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

        This report (including Exhibit 99.1 attached hereto) will not be deemed an admission as to the materiality of any information, which is disclosed herein solely with a view toward compliance with Regulation FD.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Denny's Corporation


Date:  April 23, 2004                             /s/ Andrew F. Green
                                                  -----------------------------
                                                  Andrew F. Green
                                                  Senior Vice President and
                                                  Chief Financial Officer


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